UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2015

 Skilled Healthcare Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33459	20-3934755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

27442 Portola Parkway, Suite 200 Foothill Ranch, CA	92610
(Address of Principal Executive Offices)	(Zip Code)
(949) 282-5800
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 5, 2015, Skilled Healthcare Group, Inc., a Delaware corporation (the “Company”) entered into Amendment No. 1 (“Amendment No. 1”) to the Purchase and Contribution Agreement, dated August 18, 2014 (the “Original Purchase Agreement” and, as amended by Amendment No. 1, the “Purchase Agreement”)), with FC-GEN Operations Investment, LLC, a Delaware limited liability company (“Genesis”). The Original Purchase Agreement is described in the Company’s Current Report on Form 8-K filed on August 18, 2014 with the U.S. Securities and Exchange Commission (the “SEC”), which is incorporated herein by reference.

Section 1.06 of the Original Purchase Agreement provides that the parties may implement reorganization transactions or changes to the structure of the transactions contemplated by the Original Purchase Agreement. Amendment No. 1 implements such changes and makes certain other technical changes to the Original Purchase Agreement.

Board Approval; Written Consent of the Onex Group

The board of directors of the Company has unanimously approved Amendment No. 1 and the transactions and agreements contemplated thereby. Following the execution and delivery of Amendment No. 1, the Onex Group (as defined in the Original Purchase Agreement) executed and delivered a written consent (the “Written Consent”) on January 5, 2015, adopting and approving in all respects Amendment No. 1 and the transactions and agreements contemplated thereby, including without limitation, an amended version of the amended and restated certificate of incorporation of the Company (the “Restated Charter”) that will be filed with the Delaware Secretary of State at the closing of the transactions contemplated by the Purchase Agreement.

Further Information Regarding Amendment No.1

Amendment No. 1 has been filed as an exhibit to this Current Report to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Genesis or any of their respective subsidiaries or affiliates. Amendment No. 1 amends certain representations and warranties by each of the parties the Purchase Agreement set forth in the Original Purchase Agreement. These representations and warranties were made solely for the benefit of the other party to the Purchase Agreement and (i) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified in the Purchase Agreement by confidential disclosure letters and schedules that were delivered to the other party in connection with the signing of the Original Purchase Agreement, which disclosure letters and schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Purchase Agreement, (iii) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to security holders of, or other investors in, the Company, and (iv) were made only as of the date of the Purchase Agreement or such other date or dates as may be specified in the Purchase Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or Genesis. Accordingly, you should not rely on the representations, warranties or covenants contained therein or any descriptions thereof as a characterization of the actual state of facts or condition of the Company, Genesis or any of their respective subsidiaries or affiliates. The Company’s stockholders and other investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties or covenants contained therein or any descriptions thereof as a characterization of the actual state of facts or conditions of the Company, Genesis or any of their respective subsidiaries or affiliates.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1, which is attached as Exhibit 2.1 to this Form 8-K. You are encouraged to read the entirety of Amendment No. 1 attached hereto, along with the Original Purchase Agreement.

Item 5.07.  Submission of Matters to a Vote of Security Holders

On January 5, 2015, following the execution and delivery of Amendment No. 1, the Onex Group, holding in the aggregate 14,750,623 shares of Class B common stock of the Company, constituting approximately 82% of the voting power of the outstanding shares of common stock of the Company, executed and delivered a written consent, approving and adopting (i) Amendment No. 1 and the agreements and transactions contemplated thereby and (ii) the Restated Charter, effective at Closing (as defined in the Purchase Agreement). No further approval of the stockholders of the Company is required to adopt and approve the Purchase Agreement and the transactions contemplated thereby.

Forward-Looking Statements

Certain statements in this Form 8-K regarding the proposed transaction, the expected timetable for completing the transaction, benefits of the transaction, future opportunities for the Company and any other statements regarding the Company’s future expectations, beliefs, goals or prospects contained in this Form 8-K constitute “forward-looking statements” under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be preceded by, followed by or include the words “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “could,” “might,” or “continue” or the negative or other variations thereof or comparable terminology. A number of important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the results and impact of the announcement of the transaction; the timing for satisfying the conditions to the completion of the transaction, including the receipt of the regulatory approvals required for the transaction; the parties’ ability to meet expectations regarding the timing and completion of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; and other factors described in the most recent Annual Report on Form 10-K of the Company and elsewhere in the Company’s filings with the SEC. You should not place undue reliance on any of these forward- looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any such statement to reflect new information, or the occurrence of future events or changes in circumstances.

Additional Information and Where to Find It

This communication is being made in respect of the transactions contemplated by the Purchase Agreement. In connection with the consummation of such transactions, the Company filed with the SEC a preliminary information statement on December 15, 2014 and a definitive information statement on January 9, 2015. The Company has commenced mailing of the definitive information statement to stockholders of record of the Company on January 8, 2015. The definitive information statement provides additional important information concerning the transactions contemplated by the Purchase Agreement. The Company’s stockholders will be able to obtain, without charge, a copy of the information statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the information statement and other documents relating to the Purchase Agreement (when available) upon written request to Skilled Healthcare Group, Inc. at 27442 Portola Parkway, Suite 200, Foothill Ranch, CA, 92610 or from the Company’s website, www.skilledhealthcaregroup.com.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
2.1
Amendment No. 1, dated as of January 5, 2015, to Purchase and Contribution Agreement, dated as of August 18, 2014, by and between Skilled Healthcare Group, Inc., a Delaware corporation, and FC-GEN Operations Investment, LLC, a Delaware limited liability company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SKILLED HEALTHCARE GROUP, INC.
Date: January 9, 2015    /s/ Roland G. Rapp
Roland G. Rapp
General Counsel, Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1

Amendment No. 1, dated as of January 5, 2015, to Purchase and Contribution Agreement, dated as of August 18, 2014, by and between Skilled Healthcare Group, Inc., a Delaware corporation, and FC-GEN Operations Investment, LLC, a Delaware limited liability company.

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